CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying to the Quarterly Report on Form 10-Q of Advantage Capital Development Corp. for the Quarter Ending June 30, 2006, I, Jeffrey Sternberg, Chief Executive Officer and Chief Financial Officer of Advantage Capital Development Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report of Form 10-Q for the period ending September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2006, fairly represents in all material respects, the financial condition and results of operations of Advantage Capital Development Corp.

Dated: November 20, 2006

ADVANTAGE CAPITAL DEVELOPMENT CORP.

By:/s/ Jeffrey Sternberg
Chief Executive Officer
Chief Financial Officer
Principal Accounting Officer